8 % Convertible Senior Subordinated Notes due October 15, 2010

                            MERCER INTERNATIONAL INC.

                               PURCHASE AGREEMENT
                               ------------------

                                October 6, 2003

RBC  DAIN  RAUSCHER  INC.
c/o  RBC  Capital  Markets
200  Bay  Street
Royal  Bank  Plaza
Toronto,  Ontario  M5J  2W7

Ladies  and  Gentlemen:

     Mercer International Inc., a business trust organized and existing under the laws of Washington (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to RBC Dain Rauscher Inc. (the "INITIAL PURCHASER") $82,500,000 in aggregate principal amount of the Company's 8 % Convertible Senior Subordinated Notes due October 15, 2010 (the "NOTES"). The Notes are to be issued pursuant to an indenture (the "INDENTURE") to be entered into as of the Closing Date (hereinafter defined), between the Company and Wells Fargo Bank Minnesota, N.A., as trustee (the "TRUSTEE"), on the terms set forth therein. The Notes will be convertible into the Company's shares of beneficial interest (the "CONVERSION SHARES") par value $1.00 per share (the "SHARES OF BENEFICIAL INTEREST").

     The holders of the Notes will be entitled to the benefits of a registration rights agreement to be dated as of the Closing Date (the "REGISTRATION RIGHTS AGREEMENT") between the Company and the Initial Purchaser pursuant to which the Company agrees to file with the Securities and Exchange Commission (the "COMMISSION") a shelf registration statement pursuant to Rule 415 of the Securities Act (as defined below) relating to the resale of such Notes and the Shares of Beneficial Interest issuable upon conversion of the Notes by holders thereof. This Agreement, the Notes, the Indenture and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

     The   Company   has   prepared   a  preliminary  offering  memorandum  (the
"PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum (the "OFFERING MEMORANDUM") (each as amended and supplemented from time to time and including all Incorporated Documents (as defined below)), with respect to the offering and sale of the Notes (the "OFFERING") in the United States and in the provinces of British Columbia, Alberta, Ontario and Quebec (the "PRIVATE PLACEMENT PROVINCES") and in other countries selected by the Initial Purchaser. The Offering Memorandum used in connection with the offering and sale of the Notes in the Private Placement Provinces will include certain additional Information relating to the Offering in Canada and legends and other prescribed Disclosure (the "WRAP INFORMATION") in accordance with applicable Canadian securities legislation in the Private Placement Provinces and the rules, regulations, instruments and orders under such legislation (the "CANADIAN SECURITIES LAWS") and, for purposes of this Agreement, references to the "Offering Memorandum" shall be deemed to include, in the case of the Offering in Canada, the Wrap Information.

     The Notes and the Shares of Beneficial Interest issuable upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Notes are being sold to the Initial Purchaser in reliance on exemptions from or in transactions not subject to the registration requirements of the Securities Act. The Initial Purchaser has advised the Company that it will make offers (the "EXEMPT RESALES") of the Notes on the terms and conditions set forth herein and in the Offering Memorandum solely to (i) persons the Initial Purchaser reasonably believes to be "qualified institutional buyers," ("QIBS") as defined in Rule 144A under the Securities Act ("RULE 144A") and (ii) certain non-U.S. persons outside the United States in reliance upon Regulation S under the Securities Act ("REGULATION S") and, in the case of Regulation S offers and sales in a Private Placement Province, through a dealer registered in such Private Placement Province or under an exemption from the registered dealer requirement under the Canadian Securities Laws and in accordance with exemptions from the prospectus requirements under the Canadian
Securities Laws as set out in the Wrap Information (each, an "OFFSHORE INVESTOR"). The QIBs and the Offshore Investors are collectively referred to herein as the "ELIGIBLE PURCHASERS."

     As used herein, the term "INCORPORATED DOCUMENTS" includes (i) the Company's annual report on Form 10-K for the year ended December 31, 2002,
(ii) its definitive proxy statements on Schedule 14A filed with the Commission on August 11, 2003 and September 23, 2003, (iii) its quarterly reports on Form 10-Q for the periods ended March 31, 2003 and June 30, 2003, (iv) its current reports on Form 8-K filed with the Commission on May 5, 2003, May 9, 2003, May 13, 2003, May 13, 2003, June 18, 2003, July 17, 2003, August 7, 2003,
August 11, 2003, August  14,  2003,  September 12,  2003 and September 16, 2003,
(v) its current report on Form 8-K/A filed with the Commission on August 7, 2003, (vi) any future filings (but excluding information furnished to the Commission pursuant to Item 9 or Item 12 of Form 8-K) the Company makes with the Commission under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), during the period from the date of the Preliminary Offering Memorandum until all the Notes are sold by the Initial Purchaser, and (vii) any amendments or supplements to any of the foregoing.

     1.     Representations  and  Warranties  of  the  Company.  The  Company
            --------------------------------------------------
represents  and  warrants  to,  and  agrees  with,  the  Initial Purchaser that:

     (a) The Preliminary Offering Memorandum, as of its date, and the Offering Memorandum as of its date and as of the Closing Date, will not, and any supplement or amendment will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in the preceding sentence do not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Initial

Purchaser and its affiliates specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

     (b) The Incorporated Documents, at the time they were or are filed with the Commission, conformed and will conform in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, including the filing of all exhibits required to be filed therewith.

     (c) The Company has been duly organized and is validly existing as a Massachusetts business trust in good standing under the laws of the State of Washington with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum; and the Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or the construction, development or planned operation of the Stendal Mill or of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"); all of the issued and outstanding Shares of Beneficial Interest of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

     (d) Each subsidiary of the Company has been duly incorporated or organized and is an existing corporation, partnership or limited partnership in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, other than liens and encumbrances granted pursuant to the terms of the "Bridge Loans", the "Stendal Loan Facility" and/or the "Rosenthal Loan Facility" (as such terms are defined in the Offering Memorandum).

     (e) Except as described in the Offering Memorandum, since the date on which information is given in the Offering Memorandum, (i) there has been no material adverse change or any development involving a prospective material adverse change in the business, properties, operations, condition (financial or otherwise) or results of operations, assets, liabilities, properties or the construction, development or planned operation of the Stendal Mill of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the respective dates as of which information is given in the Offering Memorandum ("Material Adverse Change"), (ii) neither the Company nor any of its subsidiaries has incurred or undertaken any material liabilities or obligations, direct or contingent, other than as incurred under the "Stendal Loan Facility", or entered into any material transactions, or (iii) declared or paid any dividends or made any distribution of any kind with respect to its capital stock and, except as described in the Offering Memorandum there has not been any change in the capital stock, or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries,.

     (f) This Agreement and the transactions contemplated herein have been duly authorized by the Company, and this Agreement has been duly executed and delivered by the Company.

     (g) The Indenture has been duly authorized by the Company, and, when duly executed and delivered by the Company and duly authorized, executed and delivered by the Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity.

     (h) The authorized issued and outstanding Shares of Beneficial Interest of the Company are as set forth in the Offering Memorandum in the column entitled "June 30, 2003 - Actual" under the caption "Capitalization" (except for subsequent issuances pursuant to this Agreement or pursuant to reservations, agreements or option plans described in the Offering Memorandum or the Incorporated Documents) and have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares of Beneficial Interest from the Company upon issuance by the Company of the Conversion Shares upon conversion of the Notes; the Conversion Shares to be issued upon conversion of the Notes have been duly authorized and reserved for issuance upon such conversion and when issued upon such conversion by the Company in accordance with the terms of the Notes and the Indenture, will be validly issued, fully paid and non-assessable, and will not be issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares of Beneficial Interest from the Company upon such issuance of the Conversion Shares by the Company.

     (i) The Notes have been duly authorized by the Company for issuance and sale to the Initial Purchaser pursuant to this Agreement, and when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms thereof and hereof, assuming the due authorization, execution and delivery of the Indenture by the Trustee, will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity. The Notes and the Indenture will conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

     (j) The Registration Rights Agreement has been duly authorized by the Company, and, assuming due execution and delivery by the Initial Purchaser, when executed and delivered by the Company, will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Registration Rights Agreement will conform in all material respects to the description thereof contained in the Offering Memorandum.

     (k) The execution, delivery, and performance of the Operative Documents and the consummation of the transactions contemplated therein, including, without limitation, the issuance and delivery of the Conversion Shares upon due conversion of the Notes in accordance with the terms of the Notes and the Indenture, do not and will not (i) as at the Closing Date and assuming the application of funds as set forth in the "Use of Proceeds" section of the Offering Memorandum conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the Declaration of Trust or by-laws of the Company or any of the governing instruments of its subsidiaries or (iii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

     (l) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of the Operative Documents or the consummation of the transactions contemplated therein, including, without limitation, the issuance, sale and delivery of the Notes to be issued, sold and delivered by the Company hereunder and the issuance and delivery of the Conversion Shares upon due conversion of the Notes in accordance with the terms of the Notes, except the filing of (i) the Offering Memorandum and Wrap Information with the Ontario Securities Commission, (ii) reports of trades made in the relevant jurisdiction and any required fees, with the securities commission or similar regulatory authority in the applicable Private Placement Provinces (the "CANADIAN COMMISSIONS"), (iii) a certificate prepared in accordance with Policy Statement 41-601Q of the Commission des valeurs mobilieres du Quebec, and (iv) if required, a private placement questionnaire and undertaking by each Canadian purchaser of the Notes in the prescribed form with the Toronto Stock Exchange (the "TSX"), and (v) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required (A) under state securities or blue sky laws or the laws of countries outside the U.S. and Canada in connection with the purchase and distribution of the Notes by the Initial Purchaser in the manner contemplated herein and in the Offering Memorandum or (B) in connection with the Company's obligations under the Registration Rights Agreement, including the qualification of the Indenture under the Trust Indenture Act.

     (m) Except as disclosed in the Offering Memorandum or the Incorporated Documents, or as would not have a Material Adverse Effect, each of the Company and its significant subsidiaries (i) possesses the permits, licenses, consents and other authorizations all grants, subsidies, guarantees, consents, approvals and other authorizations from appropriate German government agencies ("STATE AID GRANTS") (collectively, the "GOVERNMENT LICENSES") issued by, and has made all filings with, the appropriate regulatory entities necessary to own, lease and operate its properties and to conduct businesses now operated or, in the case of the plant under construction in Stendal, Germany, proposed to be operated by it, and (ii) all such Government Licenses are valid and in full force and effect. Except as will be described in the Offering Memorandum, or as would not have a Material Adverse Effect: (i) each of the Company and its significant subsidiaries is in compliance with the terms and conditions of all such Government Licenses; (ii) neither the Company nor any subsidiary has received any notice from any regulatory entity that allows, or after notice or lapse of time or both, would allow revocation, modification, suspension or termination of any Government License including any claim against the Company or any of the subsidiaries for repayment of any benefit received under State Aid Grants or would result in any other material impairment of the rights of the holder of any such Government License; and (iii) to the knowledge of the Company and its subsidiaries, no regulatory entity is considering limiting, suspending or revoking any Government License or is investigating any of them, other than ordinary course administrative and covenant compliance reviews.

     (n) Except as disclosed in the Offering Memorandum or the Incorporated Documents, there is no legal or governmental proceeding to which the Company or any of its subsidiaries is a party, or of which any property of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect, and to the knowledge of the Company, no such proceeding is threatened or contemplated by governmental authorities or threatened or contemplated by others.

     (o) Neither the Company nor any of its affiliates has taken prior to the date of this Agreement, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Notes.

     (p) Peterson Sullivan P.L.L.C., who have audited the financial statements and supporting schedules as set forth or incorporated by reference in the Offering Memorandum, are, to the Company's knowledge, independent public accountants as required by the Securities Act and the rules and regulations of the Commission promulgated thereunder (the "RULES AND REGULATIONS"), and are not and have not engaged in any non-audit activities that are prohibited by Section 201(a) of the Sarbanes-Oxley Act of 2002.

     (q) Deloitte & Touche LLP, who have performed the procedures specified by the American Institute of Certified Public Accountants as described in Statement of Accounting Standard No. 100 with respect to the six month period ended June 30, 2003 as set forth or incorporated by reference in the Offering Memorandum, are, to the Company's knowledge, independent public accountants as required by the Securities Act and the Rules and Regulations, and are not and have not engaged in any non-audit activities that are prohibited by Section 201(a) of the Sarbanes-Oxley Act of 2002.


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

     (r) The financial statements, including the notes thereto, and supporting schedules as set forth or incorporated by reference in the Offering Memorandum present fairly in all material respects the financial position and results of operations of the Company and its consolidated subsidiaries and as of the dates indicated and for the periods specified; except as otherwise stated in the Offering Memorandum, such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved.

     (s) Except as disclosed in the Offering Memorandum, no holder of securities of the Company has any rights to the registration of securities of the Company as a result of the execution of the Operative Documents or the consummation of the transactions contemplated therein (other than pursuant to the Registration Rights Agreement), and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

     (t) Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the trustees, directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, that would be required by the Securities Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

     (u) The Company is not, and after giving effect to the offering and sale of the Notes will not be, an "investment company" under the Investment Company Act of 1940, as amended.

     (v) The Company and its significant subsidiaries have good and marketable title in fee simple to all real property owned by the Company and its significant subsidiaries and have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as: (i) are described in the Offering Memorandum or the Incorporated Documents; or (ii) would not singularly or in the aggregate result in a Material Adverse Effect; and any real property and buildings held under lease by the Company or any of its significant subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its subsidiaries taken as a whole, and do not materially interfere with the ongoing use made of such property and buildings by the Company and its significant subsidiaries.

     (w) Except as would not have a Material Adverse Effect, the Company and each of its significant subsidiaries have accurately prepared and timely filed all federal, state, provincial and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes that the Company and each of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). Except as would not have a Material Adverse Effect, no deficiency assessment with respect to a proposed adjustment of the Company's or any of its subsidiaries' federal, state, provincial or other taxes is pending or, to the knowledge of the

Company, threatened. There is no tax lien, whether imposed by any federal, state, provincial or other taxing authority, outstanding against the assets, properties or business of the Company or any of its significant subsidiaries.

     (x) Each of the Company and its subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization, direction or policies and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals. Since December 31, 2002, neither the Company nor any of its subsidiaries has made any change in its internal controls that would be reportable in any filing under the Exchange Act pursuant to Item 307 of Regulation S-K. The Company maintains disclosure controls and procedures (as defined in Rule 13a-14 under the Exchange Act) sufficient to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms.

     (y) The Company has adopted a written code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. Since the adoption of its code of ethics, the Company has not made any amendment to or granted any waiver thereunder.

     (z) The Shares of Beneficial Interest are registered pursuant to Section 12(g) of the Exchange Act and are quoted on the Nasdaq National Market (the "NASDAQ NATIONAL MARKET") and posted and listed for trading on the TSX. On or before the Closing Time, the Conversion Shares will be authorized for quotation on the Nasdaq National Market and conditionally approved for listing on the TSX subject only to the filing of certain documents, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Shares of Beneficial Interest under the Exchange Act or de-listing the Shares of Beneficial Interest from the Nasdaq National Market or the TSX, nor has the Company received any notification that the Commission, the Nasdaq National Market or the TSX is contemplating terminating such registration or listing.

     (aa) The Company is a reporting issuer, or its equivalent, under the securities laws of British Columbia, Alberta, Ontario and Quebec, is not in default of any applicable Canadian Securities Laws, is not included in the list of defaulting reporting issuers maintained by any of the relevant Canadian Commissions, and is, and will at the Closing Date be, a "qualifying issuer" for the purposes of Multilateral Instrument 45-102 of the Canadian Securities Administrators and corresponding provisions of Canadian Securities Laws applicable in the Province of Quebec.

     (bb) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) except as disclosed in the Offering Memorandum or Incorporated Documents, is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in the case of (i), (ii) and (iii) above any violation or default that would not have a Material Adverse Effect. Without limitation of the foregoing, the Company's subsidiaries are in material compliance with all covenants applicable to them in the Stendal Project Facility and the Rosenthal Facility (as defined in the Offering Memorandum).

     (cc) Except as described in the Offering Memorandum, no labor disturbance with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

     (dd) The Company and each of its significant subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as in the Company's reasonable determination is adequate for the conduct of their respective businesses and the value of their respective properties.

     (ee) The Company does not maintain, contribute to, or have any obligation to contribute to, and has never maintained, contributed to or had any obligation to contribute to, any "employee pension benefit plan" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA")), which is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code of 1986.

     (ff) Except as disclosed in the Offering Memorandum or the Incorporated Documents and except as would not, singularly or in the aggregate, result in a Material Adverse Effect, (i) there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, and
(ii) there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries has knowledge.

     (gg) The Company, its subsidiaries or any other person associated with or acting on behalf of the Company or its subsidiaries including, without limitation, any trustee, director, officer, agent or employee of the Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

     (hh) The statistical and market-related data included or incorporated by reference in the Offering Memorandum are based on or derived from sources that the Company reasonably believes to be reliable and accurate.

     (ii) None of the Company or any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on such person's behalf (other than the Initial Purchaser and its affiliates, as to whom no representation is made) has sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as such term is defined in the Securities Act) that is or would be integrated with the sale of the Notes in a manner that would require registration under the Securities Act.

     (jj) When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A) as any securities of the Company which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a United States automated inter-dealer quotation system.

     (kk) The Company is subject to Section 13 or Section 15(d) of the Exchange Act and is in compliance with the provisions of such Section.

     (ll) Assuming compliance by the Initial Purchaser with its representations, warranties and covenants set forth herein, the compliance by the Initial Purchaser with the offering and transfer procedures and restrictions described in the Offering Memorandum, the accuracy of the representations and warranties made by the purchasers to whom the Initial Purchaser resells Notes in accordance with the Offering Memorandum and the condition that any subsequent purchasers receive a copy of the Offering Memorandum prior to such sale, no registration under the Securities Act of the Notes and no filing of a prospectus in accordance with the Canadian Securities Laws to qualify the distribution of the Notes is required for the sale of the Notes to the Initial Purchaser as contemplated hereby and in the Offering Memorandum or for the Exempt Resales or to qualify the Indenture under the Trust Indenture Act of 1939, as amended. No form of general solicitation or general advertising (as those terms are defined in Regulation D under the Securities Act) has been used by the Company or any of its affiliates or any person acting on such person's behalf (other than the Initial Purchaser and its affiliates, as to whom no representation is made) in connection with the offer and sale of any of the Notes.

     (mm) The Offering Memorandum and Wrap Information, as of its date, and each amendment or supplement thereto, as of its date, will contain the information specified in, and will meet the requirements of the applicable Canadian Securities Laws.

     (nn) None of the Company or any of its affiliates or any person acting on such person's behalf (other than the Initial Purchaser and its affiliates, as to whom no representation is made) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Notes.

     (oo) The Company and its affiliates and all persons acting on such person's behalf (other than the Initial Purchaser and its affiliates, as to whom no representation is made) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside the United States.

     (pp) Each of the Notes and the Conversion Shares will bear the legends (and such other legends as may be required under the Indenture) provided for under "Notice to Investors" in the Offering Memorandum, and each of the Notes and the Conversion Shares offered and sold in the Private Placement Provinces will bear the legend set forth under "Resale Restrictions" in the Wrap Information, in each case, for the time period and upon the other terms stated therein.

     (qq) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Notes, the application of the proceeds from the issuance and sale of the Notes and the consummation of the transactions contemplated hereby and thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

     (rr) Except as disclosed in the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with the sale of the Notes.

     (ss) The Company held a special meeting of shareholders on October 3, 2003, such meeting was duly noticed and at such meeting the Company obtained requisite shareholder approval of the issuance of the Notes and the Conversion Shares as set forth in the Company's Definitive Proxy Statement dated September 23, 2003.

     (tt) As of the Closing Date, the purchase by any shareholder of the Company who owns less than 15% of the outstanding Shares of Beneficial Interest of a pro rata share of the Notes being sold in the Offering will not constitute a "Triggering Event" under the Company's Rights Plan as amended.

     (uu) The Company and its affiliates and all persons acting on such person's behalf (other than the Initial Purchaser and its affiliates, as to whom no representation is made), have complied with and will comply to the best of their knowledge with the provisions of the paragraph "Plan of Distribution - Sale Restrictions" in the Offering Memorandum

     2.     Purchase,  Sale  and  Delivery  of  the  Notes.
            ----------------------------------------------
     (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser and the Initial Purchaser agrees to purchase from the Company all of the Notes at a purchase price of 95.912% of the principal amount thereof, plus accrued interest, if any.

     (b) Payment of the purchase price for, and delivery of the Notes shall be made at the office of Sangra Moller, 1000 Cathedral Place, 925 West Georgia Street, Vancouver BC V62 3L2, or at such other place as may be agreed upon by you and the Company, at 7:00 A.M., Vancouver time, on October 10, 2003 (unless postponed in accordance with the provisions of

Section 9 hereof) or at such other time and date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "CLOSING DATE").

     The Notes to be delivered to you shall be registered in the form of one or more permanent global notes in definitive form (the "GLOBAL NOTES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Notes will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Memorandum. The Company will permit you to examine the Global Notes at least one full business day prior to the Closing Date.

     (c) Payment of the purchase price for the Notes shall be made to the Company by wire transfer of immediately available (same day) funds to the bank account designated by the Company on the Closing Date against delivery of the Global Notes to the Initial Purchaser through the facilities of DTC.

     3.     Representations,  Warranties and Covenants of the Initial Purchaser.
            -------------------------------------------------------------------
The Initial Purchaser represents and warrants to, and agrees with, the Company that:

     (a)  The  Initial  Purchaser  is  a  QIB.

     (b) The Initial Purchaser (A) is not acquiring the Notes with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States, the Private Placement Provinces or any other applicable jurisdiction and (B) will be reoffering and reselling the Notes only to those it reasonably believes to be QIBs in reliance on Rule 144A and in certain offshore transactions in reliance upon Regulation S, including, in the case of offers and sales in the Private Placement Provinces, in accordance with exemptions from the prospectus requirements under the Canadian Securities Laws as set out in the Wrap Information.

     (c) No form of general solicitation or general advertising (as those terms are defined in Regulation D under the Securities Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     (d) The Initial Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, Eligible Purchasers. The Initial Purchaser further acknowledges and agrees that such Eligible Purchasers shall acknowledge and agree (or be deemed to acknowledge and agree) that (A) such Notes will not have been registered under the Securities Act, will not have been qualified by a prospectus filed under applicable Canadian Securities Laws and may be offered, resold, pledged or otherwise transferred only (I) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (II) in an offshore transaction complying with Rule 903 or 904 of Regulation S of the Securities Act, subject to clause (y) below, (III) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (IV) pursuant to an effective registration statement under the Securities Act, (x) in each of cases (I) through (IV) in accordance with any applicable securities laws of any state of the United States or any jurisdiction outside of the U.S. and Canada, and (y) in the case of such a transaction in the Private Placement Provinces or to or for the account or benefit of a Canadian resident through the services of a dealer registered in the purchaser's province or under an exemption from the registered dealer requirement under the Canadian Securities Laws and pursuant to an exemption from the prospectus requirements of applicable Canadian Securities Laws, (B) such person shall not engage in hedging transactions with regard to the Notes and the Shares of Beneficial Interest issuable upon conversion of the Notes unless in Compliance with the Securities Act; and (C) the purchaser will, and each subsequent holder is required to, notify any purchaser of the Notes of the resale restrictions referred to in (A) and (B) above.

     (e) The Initial Purchaser and its affiliates or any person acting on such person's behalf have not engaged and will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Notes.

     (f) The Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (i) as part of its distribution at any time and (ii) otherwise until one year after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. The Initial Purchaser agrees that, during such one-year distribution compliance period, it will not cause any advertisement with respect to the Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

     (g) The Initial Purchaser will deliver at or prior to the sale to each purchaser of the Notes from such Initial Purchaser in connection with its initial distribution of the Notes, whether by mail, delivery, electronic or other means, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

     (h) The Initial Purchaser agrees that, at or prior to confirmation of a sale of the Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the one-year distribution compliance period referred to in Rule 903(b)(3) under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

     "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or
     (ii) otherwise until one year after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to an institutional accredited investor in transactions that are exempt from the registration requirements of the Securities Act), and during such one year period you may not engage in hedging transactions with regard to the Notes and the Shares of Beneficial Interest issueable upon conversion of the Notes unless in compliance with the Securities Act, and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

     (i) Offers and sales of the Notes in the Private Placement Provinces will be made only by the Initial Purchaser or an affiliate, in either case, provided that it is registered in an appropriate category or exempt from registration under the Canadian Securities Laws in respect of such offers and sales.

     (j) The Initial Purchaser agrees to assist the Company in all reasonable respects to secure compliance with applicable Canadian Securities Laws in connection with the Offering in Canada, and shall timely provide the Company or its agent with the information required to enable the Company to comply with its obligations under subsection 4(i), including details of any Eligible Purchaser resident in a Private Placement Province and related information necessary to complete any form or certificate prescribed by a Canadian Commission in connection with the Offering in Canada, including, but not limited to, Ontario Securities Commission Form 45-501F1.

     (k) The Initial Purchaser has taken no action, and will take no action, in any jurisdiction (either on its own or as an agent of the Company) in connection with the Offering that as a direct result of which any action, filing or registration would be required in any such jurisdiction (other than (x) the filing of (i) the Offering Memorandum and Wrap Information with the Ontario Securities Commission, (ii) reports of the trades in the prescribed form prepared and executed in accordance with applicable Canadian Securities Laws,
(iii) a certificate prepared in accordance with Policy Statement 41-601Q of the Commission des valeurs mobilieres du Quebec, and (iv) if required, a private placement questionnaire and undertaking by each Canadian purchaser of the Notes in the prescribed form with the TSX, and (y) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required (i) under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchaser or (ii) in connection with the Company's obligations under the Registration Rights Agreement), or that would independently result in the breach of the applicable securities laws, statutes, rules or regulations (whether by the Initial Purchaser or the Company) in any such jurisdiction. The Initial Purchaser will comply with all applicable securities laws, statutes, rules and regulations in connection with the Offering in each jurisdiction in which it purchases, offers, sells or delivers Notes or distributes or causes to be distributed the Offering Memorandum in connection with the Exempt Resales.

     (l) The Initial Purchaser will promptly notify the Company in writing of the completion of the sale of the Notes by it.

     (m) The Initial Purchaser and its affiliates and all persons acting on such person's behalf, have complied with and will comply to the best of their knowledge with the provisions of the paragraph "Plan of Distribution - Sale Restrictions" in the Offering Memorandum.

     4.     Covenants of the Company.  The Company covenants and agrees with the
            ------------------------
Initial  Purchaser  that:

     (a) The Company shall, as soon as practicable and in any event not later than 24 hours after the execution of this Agreement (or such other period as agreed to by the Initial Purchaser, acting reasonably), finalize the Offering Memorandum and deliver it pursuant to Section 4(e) below.

     (b) The Company shall notify you (and, if requested by you, shall confirm such notice in writing) (i) of the filing of any information relating to the offering of the Notes with any securities exchange or any other regulatory body in the United States or Canada, and (ii) of the issuance by the Commission or any U.S. state securities commission or by any Canadian or foreign regulatory authority of any stop order, or the receipt by the Company of any other notification, suspending the qualification or exemption from qualification of the Notes for offering and sale in any jurisdiction, or the initiation or threatening of any proceeding for that purpose. If the Commission or any U.S. state securities commission or any Canadian or foreign regulatory authority proposes or enters a stop order or order of similar effect at any time with respect to the transactions contemplated by this Agreement, the Company shall make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

     (c) The Company shall not at any time make any amendment of or supplement to the Offering Memorandum (including the Incorporated Documents) without the Initial Purchaser's consent, which shall not be unreasonably withheld or delayed.

     (d) If, at any time prior to the completion of the sale of the Notes, any event occurs or condition exists as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser or for the Company, acting reasonably, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary, in the opinion of such counsel, acting reasonably, at any such time to amend or supplement the Offering Memorandum in order to comply with the requirements of the Securities Act or the Rules and Regulations or the Canadian Securities Laws, the Company shall promptly notify you (unless counsel for the Initial Purchaser already has expressed such an opinion) and prepare, subject to subsection 4(c), such amendment or supplement (in form and substance satisfactory to you) as may be necessary to correct such statement or omission or to effect such compliance.

     (e) The Company shall promptly deliver to the Initial Purchaser such number of copies of the Preliminary Offering Memorandum and Offering Memorandum and all amendments of and supplements thereto, if any, and all Incorporated Documents or any amendment thereof or supplement thereto, as you may reasonably request. The Company hereby consents to the use of such copies by the Initial Purchaser in connection with the sale of the Notes. Prior to 2:00 P.M., Vancouver time on the second business day next succeeding the date of this Agreement, the Company shall, without charge, furnish the Initial Purchaser with copies of the Offering Memorandum in New York City and Toronto, respectively, in such quantities as you may reasonably request, and the Company shall deliver to the Initial Purchaser, without charge, during the period prior to the completion of the sale of the Notes, such number of copies of the Offering Memorandum (as supplemented or amended) as the Initial Purchaser may reasonably request.

     (f) The Company shall not file any document under the Exchange Act before the completion of the sale of the Notes by the Initial Purchaser if the document would be deemed to be incorporated by reference into the Offering Memorandum, of which the Initial Purchaser shall not previously have been advised and furnished a copy or to which the Initial Purchaser shall have reasonably objected in writing or that is not in compliance with the Exchange Act or the rules and regulations of the Commission promulgated thereunder.

     (g) The Company shall use its reasonable efforts, in cooperation with you, to qualify the Notes under the securities or blue sky laws of such jurisdictions within the United States as you may designate and to maintain such qualification in effect for so long as required for the sale of the Notes; provided, however, that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to subject itself to taxation in respect of doing business in any jurisdictions in which it is not otherwise so subject.

     (h) The Company shall use all reasonable efforts to secure compliance with the Canadian Securities Laws on a timely basis in connection with the distribution of the Notes to Eligible Purchasers in the Private Placement Provinces on a prospectus-exempt basis, including without limitation, by filing as soon as practicable after the Closing Date and in any event within the periods stipulated under the Canadian Securities Laws and at the Company's expense all private placement forms, trade reports or other documents required to be filed in connection with the Exempt Resales in the Private Placement Provinces and paying all fees required in connection therewith.

     (i) The Company shall use its reasonable efforts to maintain its status as a reporting issuer, or its equivalent, under the securities laws of British Columbia, Alberta, Ontario and Quebec, and to timely comply with its continuous disclosure and other obligations under the Canadian Securities Laws.

     (j) During the period of 180 days from the date of the Offering Memorandum, the Company shall not, directly or indirectly, without the prior written consent of RBC Dain Rauscher Inc., issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares of Beneficial Interest (whether any such transaction is to be settled by delivery of Shares of Beneficial Interest, other securities, cash or other consideration) or otherwise dispose of, any Shares of Beneficial Interest (or any securities convertible into, exercisable for or exchangeable for Shares of Beneficial Interest, including the Notes, (the "EXCHANGEABLE SHARES")) or interest therein of the Company, or Shares of Beneficial Interest or any securities convertible into, exercisable for or exchangeable for Shares of Beneficial Interest of any of its subsidiaries, and the Company shall obtain the undertaking of each of its officers and trustees as have been heretofore designated by you and listed on
Schedule I attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the Company's sale of the Notes hereunder and (A) the Company's issuance of Shares of Beneficial Interest upon
(i) the conversion or exchange of outstanding convertible or exchangeable securities (including the Notes and the Conversion Shares), or (ii) the exercise of currently outstanding options; (B) the grant of options under, or the issuance of Shares of Beneficial Interest upon the exercise thereof pursuant to, employee stock option plans in effect on the date hereof; or (C) the Company's issuance of any Shares of Beneficial Interest or other securities for the purpose of acquiring a business, any assets or any securities, so long as the recipient of such shares or other securities agrees to be subject to similar restrictions for the remaining balance of such 180-day period.

     (k) During the period of two years from the Closing Date the Company shall furnish to you copies of any reports to holders of the Notes, and deliver to you as soon as they are available, copies of any periodic reports and financial statements furnished to or filed with the Commission or any national or foreign securities exchange on which any class of securities of the Company is listed to the extent such documents are not available on the SEC's website.

     (l) For so long as any of the Notes or the Conversion Shares are "restricted securities" within the meaning of the Securities Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall furnish to any holder or beneficial owner of the Notes or the Conversion Shares in connection with any sale thereof and any prospective purchaser of such Notes or Conversion Shares from such holder or beneficial owner (upon the request of such holders, beneficial owners or prospective purchasers) the information required by Rule 144A(d)(4) under the Securities Act.

     (m) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchaser or the Eligible Purchasers of the Notes or to take any other action that would result in the sale of the Notes not being exempt from registration under the Securities Act.

     (n) The Company shall not take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company. Except as permitted by the Securities Act and approved by the Initial Purchaser (which approval will not be unreasonably withheld or delayed), the Company shall not distribute any offering material in connection with the offering and sale of the Notes other than the Offering Memorandum.

     (o) The Company shall apply the net proceeds it receives from the sale of the Notes as set forth under "Use of Proceeds" in the Offering Memorandum.

     (p) The Company shall use its reasonable efforts to effect the inclusion of the Notes for trading in the PORTAL market and to obtain approval of the Notes by DTC for "book-entry" transfer.

     (q) Until the earlier of (i) the second anniversary of the Closing Date and
(ii) the first date of effectiveness of the registration statement to be filed pursuant to the Registration Rights Agreement, the Company will not, and will not permit any of its "controlled" "affiliates" (as defined in Rule 405 under the Securities Act) to, resell any of the Notes or Conversion Shares that constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

     (r) None of the Company or any of its affiliates or any person acting on such person's behalf (other than the Initial Purchaser and its affiliates, as to whom no representation is made) will solicit any offer to buy or offer or sell the Notes (i) by means of any form of general solicitation or general advertising (as those terms are defined in Regulation D under the Securities
Act), including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising, or (ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

     (s) The Company shall at all times reserve and keep available, free of preemptive or similar rights, Shares of Beneficial Interest for the purpose of enabling the Company to satisfy any obligations to issue the Conversion Shares upon conversion of the Notes.

     (t) The Company shall refuse to register any transfer of the Notes or the Conversion Shares not made (i) in accordance with the provisions of Regulation S (Rule 901 through 905, and Preliminary Notes), (ii) pursuant to registration under the Securities Act or (iii) pursuant to an available exemption from registration.

     5.     Payment  of  Expenses.  Whether or not the transactions contemplated
            ---------------------
in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, and under the Indenture and the Registration Rights Agreement, including the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the qualification of the Notes and the Conversion Shares for distribution in the United States and, on a prospectus-exempt basis, in Canada and all other expenses in connection with the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum and amendments and supplements thereto and the mailing and delivering of copies thereof in connection with sale of the Notes; (ii) the cost of producing this Agreement, the Blue Sky memoranda, any notice or similar filing reasonably requested by the Initial Purchaser in any jurisdiction outside the U.S. and Canada, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all expenses in connection with the qualification or registration of the Notes for offering and sale under state securities laws as provided in Section 4(g) hereof, including the reasonable fees and disbursements of counsel for the Initial Purchaser in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing and qualifying the Notes for trading in the PORTAL market; and (v) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings, if any, with prospective purchasers of the Notes. The Company also will pay or cause to be paid: (i) the reasonable costs and expenses of the Initial Purchaser, including the fees and disbursements of their counsel, travel expenses and other out-of-pocket expenses; (ii) the cost of preparing the Global Notes; (iii) the cost and charges of the Trustee, including the reasonable fees and disbursements of counsel to the Trustee; and (iv) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5.

     6.     Conditions  of  Initial Purchaser's Obligations.  The obligations of
            -----------------------------------------------
the Initial Purchaser to purchase and pay for the Notes as provided herein shall be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date or such other date as may be specified therein (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Notes) to the absence from any certificates, opinions, written statements or letters furnished to you or to Initial Purchaser's Counsel (as defined below) pursuant to this Section 6 of any misstatement or omission, to the performance by the Company of its obligations hereunder, and to each of the following additional conditions:

     (a) At the Closing Date, you shall have received the opinion of Heller Ehrman White & McAuliffe LLP, special U.S. counsel for the Company, dated the Closing Date, addressed to the Initial Purchaser and substantially in the form attached hereto as Annex I. In giving such opinion, counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and certificates of public officials.

     (b) At the Closing Date, you shall have received the opinion of Sangra, Moller, Canadian counsel for the Company, dated the Closing Date, addressed to the Initial Purchaser and in substantially the form attached hereto as Annex II. In giving such opinion, counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and certificates of public officials.

     (c) At the Closing Date, you shall have received the opinion of Latham & Watkins, special U.S. counsel for the Initial Purchaser, dated the Closing Date, addressed to the Initial Purchaser and in form and substance reasonably satisfactory to the Initial Purchaser, covering such matters as are customarily covered in such opinions.

     (d) All proceedings taken in connection with the sale of the Notes as herein contemplated shall be in form and substance reasonably satisfactory to you and to the Initial Purchaser's Counsel, and the Company shall have furnished to Initial Purchaser's Counsel such documents as they reasonably request for the purpose of enabling them to pass upon certain matters pursuant to subsections
(c)  above.

     (e) At the Closing Date, you shall have received a certificate of the Chief Executive Officer and President and the Chief Financial Officer of the Company in their capacities as officers of the Company, dated as of the Closing Date, to the effect that (i) the representations and warranties of the Company set forth in Section 1 hereof are accurate as of the date hereof and as of the Closing Date (or such other date as may be specified) with the same force and effect as though expressly made on such date, (ii) as of the Closing Date, the obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, and (iii) subsequent to the respective date of the most recent financial statements in the Offering Document, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any change, or any development involving a change, in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole, except in each case as described in or contemplated by the Offering Memorandum or as would not have a Material Adverse Effect.

     (f) On the date hereof and at the Closing Date, you shall have received a comfort letter in respect of the Offering Memorandum from Peterson Sullivan P.L.L.C., former independent public accountants for the Company, dated as of the date hereof or the Closing Date, as the case may be, addressed to the Initial Purchaser and in form and substance reasonably satisfactory to the Initial Purchaser containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum and Incorporated Documents.

     (g) On the date hereof and at the Closing Date, you shall have received a comfort letter in respect of the Offering Memorandum from Deloitte & Touche LLP, independent public accountants for the Company, dated as of the date hereof and as of the Closing Date, as the case may be, addressed to the Initial Purchaser and in form and substance reasonably satisfactory to the Initial Purchaser containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to interim unaudited financial statements and certain financial information contained in the Offering Memorandum and Incorporated Documents.

     (h) Subsequent to the execution and delivery of this Agreement, there shall not have been any Material Adverse Change which, in the judgment of the Initial Purchaser, acting reasonably, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated by this Agreement and the Offering Memorandum, including, without limitation the Exempt Resales (exclusive of any amendment or supplement thereto).

     (i) You shall have received a lock-up agreement from each trustee and officer of the Company as shall have been heretofore designated by you and listed on Schedule II hereto substantially in the form attached hereto as Annex III.

     (j) The Company and the Trustee shall have entered into the Indenture, and the Initial Purchaser shall have received an executed copy thereof.

     (k) The Company and the Initial Purchaser shall have entered into the Registration Rights Agreement, and the Initial Purchaser shall have received an executed copy thereof.

     (l) At the Closing Date, the Notes shall have been designated for trading in the PORTAL market.

     (m) The Company shall have furnished the Initial Purchaser and Initial Purchaser's Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

     The Initial Purchaser may in its sole discretion waive compliance with any conditions to its obligations hereunder.

     7.     Indemnification.
            ---------------

     (a) The Company shall indemnify and hold harmless the Initial Purchaser, its directors, officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act (including each affiliate of the Initial Purchaser who is deemed a third party beneficiary pursuant to Section 12 hereof (an "AFFILIATED DEALER"), its directors, officers and employees and any controlling person of such affiliate) against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the Canadian Securities Laws or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (including the Incorporated Documents) or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information transmitted to the Company by the Initial Purchaser and its affiliates expressly for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have including under this Agreement.

     (b) The Initial Purchaser shall indemnify and hold harmless the Company, each of the trustees of the Company, each of the officers of the Company and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and reasonable expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, the Canadian Securities Laws or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (including the Incorporated Documents) or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished by the Initial Purchaser expressly for use therein; it being agreed and understood that for all purposes of this Agreement, the only information furnished by the Initial Purchaser consists of the following information in the Offering Memorandum: the sections titled "Discounts and Expenses" (except for the last sentence thereof) and "Price Stabilization and Short Positions" (including in the second paragraph thereof, with respect to the absence of representations by the Initial Purchaser) under the caption "Plan of Distribution" in the Offering Memorandum. This indemnity will be in addition to any liability that any Initial Purchaser may otherwise have including under this Agreement.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action or
(iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of one counsel selected by all the indemnified parties to represent them all shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or reasonably could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party (an "ACTION"), unless such settlement, compromise or judgment
(x) includes an unconditional release of the indemnified party from all liability on claims that are the subject matter of such action and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party. No indemnified party shall, without the prior written consent of the indemnifying party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any Action, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Action.

     8.     Contribution.  In order to provide for contribution in circumstances
            ------------
in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Initial Purchaser shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Initial Purchaser, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and officers and directors of the Company) as incurred to which the Company and one or both of the Initial Purchaser may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Initial Purchaser from the offering of the Notes or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Initial Purchaser in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Initial Purchaser shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of discounts and commissions but before deducting expenses) received by the Company and (y) the discounts and commissions received by the Initial Purchaser. The relative fault of the Company and of the Initial Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes purchased by it and sold to Eligible Purchasers were offered to hereby exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise.

     9. Survival of Representations and Agreements. All representations and ------------------------------------------- warranties, covenants, agreements and other statements of the Company or its officers and the Initial Purchaser set forth in or made pursuant to this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchaser or any controlling person thereof or by or on behalf of the Company, any of its officers and trustees or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchaser. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 10(b) hereof shall survive the termination of this Agreement, including termination pursuant to Section 10 hereof.

     10.     Termination.
             -----------
     (a) The Initial Purchaser shall be entitled, at its option, to terminate, without liability on its part, its obligations under this Agreement by giving written notice to that effect to the Company at or prior to the Closing Date if:
(i) trading in the Company's securities on the Nasdaq National Market has been suspended or made subject to material limitations; (ii) trading on the New York Stock Exchange or on the Nasdaq National Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or on the Nasdaq National Market or by order of the Commission or any other governmental authority having jurisdiction; (iii) a banking moratorium has been declared by a state, provincial or federal authority in the United States or if any new restriction materially adversely affecting the distribution of the Notes shall have become effective; (iv) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or Canada, or there is a declaration of a national emergency or war by the United States or Canada such that the effect of any such event in your reasonable judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Notes on the terms contemplated by the Offering Memorandum; (v) in relation to the Company, the Notes or the Shares of Beneficial Interest, any inquiry, investigation or other proceeding is commenced, threatened or announced or any order or ruling is issued by any officer of such exchange or market, or by the Commission, any of the Canadian Commissions or any other regulatory authority in Canada or the United States, or if any law or regulation under or pursuant to any statute of Canada or of any province thereof or of the United States or any state or territory thereof is promulgated or changed which, in the reasonable opinion of the Initial Purchaser, operates to prevent or materially restrict trading in or the distribution of the Notes or shares of the Shares of Beneficial Interest in the United States; or (vi) there should develop, occur, or come into effect any occurrence of national or international consequence or any action, law or regulation, inquiry, or other occurrence of any nature whatsoever, including, without limiting the generality of the foregoing, any military conflict, civil insurrection, or any terrorist action, which, in the reasonable opinion of the Initial Purchaser, seriously affects or may seriously affect the financial markets or the business of the Company and its subsidiaries taken as a whole, and/or prevents or materially restricts the trading in or the distribution of the Notes in the United States or Canada.

     (b) If this Agreement is terminated pursuant to any of the provisions hereof, or if the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company shall, subject to demand by you, reimburse the Initial Purchaser for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel), incurred by the Initial Purchaser in connection herewith.

     11.     Notices.  All  communications hereunder, except as may be otherwise
             -------
specifically  provided  herein,  shall  be  in  writing,  and:

     (a) if sent to the Initial Purchaser, shall be mailed, delivered or faxed and confirmed in writing, to:

          RBC  Capital  Markets
          Royal  Bank  Plaza,  4th  Floor,  South  Tower
          200  Bay  Street
          Toronto,  Ontario  M5J  2W7
          Ph:  (416)  842-7593
          Fax:  (416)  842-7650
          Attention:  Derek  Neldner,  Managing  Director

          with  copies  to:

          Lawson  Lundell
          1600  Cathedral  Place
          925  West  Georgia  Street
          Vancouver,  BC  V6C  3L2
          Attention:  Gordon  R.  Chambers

          Latham  &  Watkins  LLP
          633  West  Fifth  Street
          Los  Angeles,  CA  90071
          Attention:  Mark  Stegemoeller

     (b) if sent to the Company, shall be mailed, delivered or faxed and confirmed in writing, to:

          Mercer  International  Inc.
          14900  Interurban  Ave.  South
          Suite  271
          Seattle,  WA  98168
          Ph:  (206)  674-4639
          Fax:  (206)  674-4629
          Attention:  David  Gandossi

          with  copies  to:

          Sangra,  Moller
          1000  Cathedral  Place
          925  West  Georgia  Street
          Vancouver,  BC  V62  3L2
          Attention:  Harjit  Sangra

provided, however, that any notice to the Initial Purchaser pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to the Initial Purchaser at its address set forth in its acceptance facsimile to you, which address will be supplied to any other party hereto by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     12.     Successors  and  Assigns.  This Agreement shall inure solely to the
             ------------------------
benefit of, and shall be binding upon, the Initial Purchaser and the Company and the controlling persons, directors, trustees, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchaser. Any Affiliated Dealer that is duly qualified and authorized to sell the Notes in the United States or Canada pursuant to the Offering Memorandum, and so offers and sells the Notes shall be deemed a third party beneficiary of the representations and warranties of the Company contained in Section 1, the covenants of the Company contained in Section 4, the indemnification and contribution obligations of the Company contained in Sections 7 and 8 and the officers' certificates, legal opinions and other documents required to be delivered to the Initial Purchaser pursuant to this Agreement, and each such affiliate shall have the right to enforce such provisions of this Agreement to the same extent as if it were an Initial Purchaser.

     13.     Governing Law. This Agreement shall be governed by and construed in
             -------------
accordance with the laws of the State of New York, but without regard to any applicable principles of conflicts of law.

     14.     Counterparts.  This  Agreement  may  be  executed  in any number of
             -------------
counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     15.     Headings.   The   headings  in  this  Agreement  are  inserted  for
             --------
convenience of reference only, are not to be considered part of this Agreement and shall in no way modify or restrict any of the terms or provisions hereof.

     16.     Time  is  of  the  Essence.  Time  shall  be of the essence of this
             --------------------------
Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     18.     Entire  Agreement.  This  Agreement is intended by the parties as a
             -----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Notes and the Conversion Shares.

     19.     Severability.  If  any  one  or  more  of  the provisions contained
             ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceability, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                            (signature page follows)

     If the foregoing correctly sets forth the understanding between you and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                              Very  truly  yours,

                                              MERCER  INTERNATIONAL  INC.

                                              /s/  Jummy  Lee

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:



                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                      (additional signature page follows)

Accepted  as  of  the  date  first  above  written.

RBC  DAIN  RAUSCHER  INC.

/s/  Peter  de  Vos

By:
   --------------------------------------
   Name:  Peter  de  Vos
   Title:    Head  of  Corporate  Finance

                      signature page to purchase agreement

                                   SCHEDULE I

Jimmy  S.H.  Lee
C.S.  Moon
William  McCartney
Graeme  Witts
Wolfram  Ridder
Guy  W.  Adams
David  M.  Gandossi
R.  Ian  Rigg
Kenneth  A.  Shields

                                                                         ANNEX I

             Form of Opinion of Heller Ehrman White & McAuliffe LLP
             ------------------------------------------------------
     1. The Company has been duly formed and is validly existing as a Massachusetts trust under the laws of the State of Washington.

     2. The Company has all necessary Massachusetts trust power and Massachusetts trust authority to conduct its business as described in the Offering Memorandum, to offer, issue and sell the Notes and the Conversion Shares and to perform its obligations under the Operative Documents.

     3. The Company has an authorized capitalization as set forth under the caption "Capitalization" in the Offering Memorandum; and the issued Shares of Beneficial Interest and the Conversion Shares conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

     4. The Conversion Shares have been duly authorized by all necessary action on the part of the Company and, when issued by the Company to satisfy the conversion rights of the Notes in accordance with the terms of the Notes and the Indenture, will be duly issued, fully paid and non-assessable.

     5. The Company has reserved for issuance the Conversion Shares in a number of authorized but unissued Shares of Beneficial Interest sufficient to satisfy the conversion rights of the Notes, and no further approval or authority of the shareholders or the Board of Trustees of the Company is required for the issuance of such Conversion Shares.

     6. This Purchase Agreement has been duly authorized by all necessary action on the part of the Company, and has been duly executed and delivered on behalf of the Company.

     7. The Indenture has been duly authorized by all necessary action on the part of the Company, and has been duly executed and delivered on behalf of the Company and, assuming the due authorization, execution and delivery of the Indenture by the Trustee, is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     8. The Notes have been duly authorized by all necessary action on the part of the Company and have been executed and delivered on behalf of the Company for issuance and sale to the Initial Purchaser pursuant to the Purchase Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms thereof and of the Purchase Agreement, assuming the due authorization, execution and delivery of the Indenture by the Trustee, will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to (i) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws of general


                                    ANNEX I-1
applicability relating to or affecting creditors' rights and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     9. The Registration Rights Agreement has been duly authorized by all necessary action on the part of the Company, and has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery of the Registration Rights Agreement by the Initial Purchaser, when executed and delivered by the Company, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other laws of general applicability related to or affecting creditors' rights and (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     10. The execution, delivery, and performance of the Operative Documents and the consummation of the transactions contemplated thereby by the Company do not and will not violate any provision of the Declaration of Trust or Trustee's Regulations of the Company or, to the best knowledge of such counsel, any federal or New York statute, rule or regulation known by such counsel to be generally applicable to similar transactions.

     11. The issuance of the Notes, and issuance of the Conversion Shares by the Company to satisfy the conversion rights of the Notes, will not require approval of the shareholders of the Company under Washington law.

     12. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its properties or assets is required under any law or regulation of the United States or of the State of New York, under the Massachusetts Trust Act of 1959 or the Washington Business Corporation Act for the execution, delivery and performance of the Operative Documents or the consummation of the transactions contemplated thereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchaser (as to which such counsel expresses no opinion), (2) such as may be required under the Securities Act or the Exchange Act and the Trust Indenture Act of 1939, as amended and (3) such as are required under the Registration Rights Agreement in connection with the Company's obligations thereunder.

     13. No registration under the Securities Act of the Notes or the Conversion Shares, and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended is required for the offer and sale of the Notes by the Company to the Initial Purchaser or the reoffer and resale of the Notes by the Initial Purchaser to the initial purchasers therefrom solely in the manner contemplated by the Offering Memorandum, the Purchase Agreement and the Indenture, assuming the representations, warranties and covenants of the Company and the Initial Purchaser in Sections 1, 3 and 4 of the Purchase Agreement have been and will be complied with.

     14. When the Notes are issued and delivered pursuant to this Agreement, no Note will be of the same class (within the meaning of Rule 144A) as any securities of the Company that


                                    ANNEX I-2


are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

     15. The statements under the caption "Material United States Federal Income Tax Considerations" in the Offering Memorandum, while not purporting to address all possible federal tax consequences of investing in a Note, insofar as they constitute statements of United States federal income tax law or legal conclusions, accurately summarize the material United States income tax consequences to holders of the Notes.

     16. The Company is not an "investment company," as such term is defined in the Investment Company Act.

     17. The purchase by an existing shareholder who owns less than 15% of the outstanding shares of beneficial interest of the Company of a pro rata portion of the Notes being sold in the offering does not constitute a "Triggering Event" under the Company's Rights Plan as amended. The purchase by an Eligible Purchase of Notes in this Offering will not constitute a Triggering Event under the Company's Rights Plan as amended, so long as, upon consummation of the Offering, no purchaser is the beneficial owner of 15% or more in the aggregate of the Company's outstanding shares of beneficial interest and the shares of beneficial interest into which the Notes are convertible.


                                    ANNEX I-3

                                                                        ANNEX II

                        Form of Opinion of Sangra, Moller
                        ---------------------------------

     1. To such counsel's knowledge and other than as set forth in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its significant subsidiaries is a party or of which any property of the Company or any of its significant subsidiaries is the subject that is likely to, individually or in the aggregate, have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

     2. To such counsel's knowledge, the execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated thereby by the Company do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit identified to such counsel as material and listed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the Company's Quarterly reports on Form 10-Q for the periods ended March 31, 2003 and June 30, 2003, or
(B) violate or conflict with any applicable laws of the Province of British Columbia or the federal laws of Canada applicable therein, or, to the knowledge of such counsel, any judgment, decree, order, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its significant subsidiaries or any of their respective properties or assets. For purposes of this opinion, counsel may assume that all courts of competent jurisdiction would enforce agreements and orders not expressly governed by Canadian law as written but would apply the laws of the Province of British Columbia.

     3. The offering, issue, sale and delivery of the Notes by the Company to the Initial Purchaser and by the Initial Purchaser to its affiliates who are permitted under applicable securities laws to offer and sell the Notes in the Private Placement Provinces (the "Affiliates") in compliance with the terms of this Agreement, the Offering Memorandum and the Wrap Information is exempt, either by statute, rule, regulation, interpretation note or order, from the prospectus requirements of the applicable Canadian Securities Laws, and no prospectus is required nor are other documents required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations of regulatory authorities obtained under the applicable Canadian Securities Laws to permit the offering, issue, sale and delivery of the Notes by the Company in accordance with this Purchase Agreement.

     4. The offering, issue, sale and delivery of the Notes by the Initial Purchaser or its Affiliates to the Eligible Purchasers, in each case, in accordance with the terms and conditions set forth in this Agreement, the Offering Memorandum and the Wrap Information and assuming the accuracy of the representations and warranties of such parties therein, are exempt from the prospectus requirements of the Canadian Securities Laws, and no documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory


                                   ANNEX II-1

authorities obtained under the applicable Canadian Securities Laws in connection therewith, other than those which have been obtained and, with respect to the distribution of the Notes, except for the filing with the relevant Canadian Commissions in each Private Placement Province in which an Eligible Purchaser is resident, by or on behalf of the Company, within the prescribed time periods, of
(i) a copy of the Offering Memorandum and Wrap Information with the Ontario Securities Commission, (ii) a report of the trade in the prescribed form, prepared and executed in accordance with applicable Canadian Securities Laws, and (iii) a certificate prepared in accordance with Policy Statement 41-601Q of the Commission des valuers mobilieres du Quebec, together with any prescribed fees.

     5. The first trade of the Notes sold by the Initial Purchaser or its Affiliates to purchasers resident in a Private Placement Province, except
Quebec,  other  than  a  trade  which  is  otherwise  exempt  under the Canadian
Securities Laws, will be a distribution subject to the prospectus and registration requirements of the Canadian Securities Laws to the extent that they apply, unless:

     (a) the Company is and has been a reporting issuer in a Private Placement Province specified in Multilateral Instrument 45-102 for the four months immediately preceding the trade;

     (b)  at least four months have elapsed from the date of issue of the Notes;

     (c) the legend requirements of Multilateral Instrument 45-102 have been satisfied;

     (d) the trade is not a "control distribution", as such term is defined in Multilateral Instrument 45-102;

     (e) no unusual effort is made to prepare the market or to create a demand for the Notes that are the subject of the trade;

     (f) no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

     (g) if the seller is an insider or officer of the Company, the seller has no reasonable grounds to believe that the Company is in default of securities legislation.

     6. The first trade of the Notes sold by the Initial Purchaser or its Affiliates to purchasers resident in the Province of Quebec, other than a trade which is otherwise exempt under the Securities Act (Quebec), will be a distribution subject to the prospectus and registration requirements of the Securities Act (Quebec) to the extent that it applies, unless:

     (a) the Company was a reporting issuer in Quebec for a period of four months immediately preceding the alienation;

     (b) the purchaser and subsequent purchasers have in aggregate kept the securities for at least four months;

     (c) no extraordinary commission or consideration is paid concerning the alienation;

     (d) no effort is made to prepare the market or create a demand for the Notes that are the subject of the alienation; and


                       ANNEX II-2

     (e) where the seller is an insider of the Company, the seller has no reason to believe that the Company is in default of any securities legislation.

     7. The Conversion Shares have been authorized for quotation on the Nasdaq National Market.

     8. The issuance of Conversion Shares by the Company to Eligible Purchasers resident in a Private Placement Province will be exempt from the prospectus and registration requirements of the Canadian Securities Laws, and no documents are required to be filed, proceedings taken or approvals, permits, consents or authorizations of regulatory authorities obtained under the Canadian Securities Laws in connection therewith, provided that:

     (a) no commission or other remuneration is paid or given to others in respect of the trade, except for administrative or professional services or for services performed by a registered dealer; and

     (b) the Company files with the Canadian Commission in the Private Placement Province in which such Eligible Purchaser is resident the required notice and pays the applicable fee in accordance with applicable Canadian Securities Laws.

     9. The first trade in Conversion Shares by purchasers resident in a Private Placement Province, except Quebec, other than a trade which is otherwise exempt under Canadian Securities Laws, will be a distribution subject to the prospectus and registration requirements of the Canadian Securities Laws, unless:

     (a)     the  Company  is  and  has  been  a  reporting  issuer in a Private
Placement Province specified in Multilateral Instrument 45-102 for the four months immediately preceding the trade;

     (b)  at least four months have elapsed from the date of issue of the Notes;

     (c) the legend requirements of Multilateral Instrument 45-102 have been satisfied;

     (d) the trade is not a "control distribution", as such term is defined in Multilateral Instrument 45-102;

     (e) no unusual effort is made to prepare the market or to create a demand for the Conversion Shares that are the subject of the trade;

     (f) no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

     (g) if the seller is an insider or officer of the Company, the seller has no reasonable grounds to believe that the Company is in default of securities legislation.

     10. The first trade in Conversion Shares by purchasers in the Province of Quebec, other than a trade which is otherwise exempt under Securities Act (Quebec), will be a distribution subject to the prospectus and registration requirements of the Securities Act (Quebec), unless:

     (a) the issuer was a reporting issuer in Quebec for a period of four months immediately preceding the alienation;


                                 ANNEX II-3

     (b) the purchaser and subsequent purchasers have in aggregate kept the securities for at least four months;

     (c) no extraordinary commission or consideration is paid concerning the alienation;

     (d) no effort is made to prepare the market or create a demand for the Conversion Shares that are the subject of the alienation; and

     (e) where the seller is an insider of the Company, the seller has no reason to believe that the Company is in default of any securities legislation.

     11. The statements in the Wrap Information under the caption "Rights of Action", insofar as such statements purport to describe or summarize the legal matters, documents, statutes, regulations or proceedings referred to therein, are accurate descriptions or summaries in all material respects.

     12. No registration, filing or recording of the Indenture under the federal laws of Canada or the laws of the Province of British Columbia is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Notes issued thereunder.

     13. Subject to the limitations and qualifications set out therein and based on a certificate of an officer of the Company as to certain factual matters, the statements in the Wrap Information under the heading "Certain Canadian Federal Income Tax Considerations for Canadian Residents" fairly describe in all material respects the principal Canadian federal income tax consequences under the Income Tax Act (Canada) insofar as they purport to describe the provisions of law referred to therein generally applicable to the holders of Notes and Conversion Shares referred to therein.

     14. The Shares of Beneficial Interest to be issued upon conversion of the Notes have been conditionally approved for listing on the TSX, subject only to the filing of certain documents.

     15. The statements set forth in the Offering Memorandum under the captions "Description of Notes" and "Description of Capital Stock," insofar as it purports to constitute a summary of the Notes and the Conversion Shares and under the captions "Business - Rosenthal Conversion Project and Financing," "Business - Stendal Pulp Mill Project and Financing - Project Financing," "Description of Certain Indebtedness," and "Plan of Distribution," insofar as they purport to describe the provision of the laws and documents referenced therein, are accurate summaries in all material respects.

     In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Initial Purchaser at which the contents of the Offering Memorandum and related matters were discussed and, as a result of such participation, no facts have come to the attention of such counsel that cause such counsel to believe that the Offering Memorandum (including the Incorporated Documents), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated


                                   ANNEX II-4
therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein or omitted therefrom).


                                   ANNEX II-5

                                                                       ANNEX III

                            Form of Lock-Up Agreement
                            -------------------------

RBC  DAIN  RAUSCHER  INC.
Royal  Bank  Plaza
4th  Floor,  South  Tower
200  Bay  Street
Toronto,  Ontario  M5J  2W7


     Re:     Mercer  International  Inc.
             ---------------------------

Ladies  and  Gentlemen:

     In consideration of the agreement of RBC Dain Rauscher Inc. to act as Initial Purchaser for the proposed offering (the "OFFERING") of Convertible Senior Subordinated Notes (the "NOTES") of Mercer International Inc., a business trust organized under the laws of the State of Washington (the "COMPANY"), as contemplated by an offering memorandum, the undersigned hereby (i) agrees that the undersigned will not, directly or indirectly, during a period of one hundred eighty (180) days from the date of the purchase agreement entered into in connection with the Offering (the "LOCK-UP PERIOD"), without the prior written consent of RBC Dain Rauscher Inc. (such consent not to be unreasonably withheld or delayed), issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16-a-1(h) under the Securities Exchange Act of 1934, as amended), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of (whether any such transaction is to be settled by delivery of Shares of Beneficial Interest of the Company (the "SHARES OF BENEFICIAL INTEREST"), other securities, cash or other consideration), or otherwise dispose of, any Shares of Beneficial Interest (or any securities convertible into, exercisable for or exchangeable for Shares of Beneficial Interest, including the Notes, (the "EXCHANGEABLE SHARES")) or interest therein of the Company, or any Shares of Beneficial Interest or any securities convertible into, exercisable for or exchangeable for Shares of Beneficial Interest or interest therein of any of its subsidiaries, unless it is a condition to any such transfer that the transferee certifies in writing to RBC Dain Rauscher Inc. that (x) such transferee is receiving and holding the Shares of Beneficial Interest or other securities subject to the provisions of this Agreement and that there shall be no further transfer of such Shares of Beneficial Interest or other securities except in accordance with this Agreement, and (y) such transferee will comply with the terms of this Agreement as if such transferee were bound by this Agreement, and (ii) authorizes the Company during the Lock-Up Period to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any Shares of Beneficial Interest and any securities convertible into, exercisable for or exchangeable for Shares of Beneficial Interest (including the Notes and the Exchangeable Shares) for which the undersigned is the record or beneficial holder.

     The undersigned agrees that any Shares of Beneficial Interest received upon exercise of options granted to the undersigned will also be subject to this Agreement. The


                                  ANNEX III-1


undersigned further agrees, from the date hereof until the end of the Lock-up Period, that the undersigned will not exercise and will waive his, her or its rights, if any, to require the Company to register its Shares of Beneficial Interest and to receive notice thereof.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary in connection with implementing the agreements, authorizations and other terms hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.


                                                 Very  truly  yours,


Dated:                 ,  2003
      -----------------


                                  ANNEX III-2